Supplemental Disclosure of Non-cash Activity	9 Months Ended
Sep. 30, 2015
Supplemental Cash Flow Elements [Abstract]
Cash Flow, Supplemental Disclosures [Text Block]

Supplemental disclosure of non-cash activity:

In connection with our acquisitions of franchises during the nine months ended September 30, 2015, we acquired $1,539,321 of property and equipment, intangible assets of $1,531,041, goodwill of $2,312,259, favorable leases of $17,469 and assumed deferred revenue associated with membership packages paid in advance of $117,301 in exchange for $4,652,525 in cash and an aggregate amount of $744,350 in notes payable to the sellers. Additionally, at the time of these transactions, we carried deferred revenue of $976,500, representing franchise fees collected upon the execution of franchise agreements, and deferred costs of $478,200, related to our acquisition of undeveloped franchises. In accordance with ASC-952-605, we netted these amounts against the aggregate purchase price of the acquisitions (Note 2).

In connection with our reacquisition and termination of regional developer rights during the nine months ended September 30, 2015, we had deferred revenue of $914,000, representing license fees collected upon the execution of the regional developer agreements. In accordance with ASC-952-605, we netted these amounts against the aggregate purchase price of the acquisitions (Note 5).

As of December 31, 2014, we recorded a deposit of $507,500 for the reacquisition and termination of regional developer rights, which were paid in advance. During the nine months ended September 30, 2015, we reclassified $507,500 from deposits to intangible assets.